UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-201017	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, PA	17110
(Address of principal executive offices)	(Zip Code)

(717) 827-4042

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders.

Riverview Financial Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 14, 2018, at which the Company’s shareholders were asked to vote on the following issues: (1) the election of five (5) Class 2 directors to serve a three-year term ending in 2021; (2) to approve an advisory, non-binding resolution regarding executive compensation (“Say on Pay”); and (3) the ratification of the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018.

The Board of Directors approved April 16, 2018 as the Annual Meeting record date for the determination of those shareholders that were entitled to notice and vote at the Annual Meeting. As of the record date there were 7,596,954 outstanding shares of common stock that were entitled to vote at the annual meeting. A total of 5,930,803 shares of common stock were voted at the Annual Meeting either in person or by proxy.

The following is a summary of the voting results for the matters presented to the shareholders:

Proposal 1 – Election of the Directors.

Nominee	For	Withheld	Broker Non-Votes
Paula M. Cherry	4,366,058	334,163	1,230,582
Joseph D. Kerwin	4,385,424	314,797	1,230,582
Andrew J. Kohlhepp	4,226,555	473,666	1,230,582
Timothy E. Resh	4,334,130	366,091	1,230,582
Marlene K. Sample	4,386,575	313,646	1,230,582

Proposal 2 – Approval of an advisory, non-binding resolution regarding executive compensation (“Say on Pay”).

For	Against	Abstain	Broker Non-Votes
3,858,962	519,316	321,943	1,230,582

Proposal 3 – Ratification of the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain
5,641,912	32,538	256,353

Item 8.01	Other Events

On June 14, 2018, Riverview Financial Corporation held its Annual Meeting. The presentation for the Annual Meeting, attached as Exhibit 99.1 and incorporated by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Description

99.1	Riverview Financial Corporation Annual Meeting Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto, duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: June 18, 2018	/s/ Kirk D. Fox
Kirk D. Fox
Chief Executive Officer